UNITED STATES

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2014

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, and Telephone Number	IRS Employer Identification No.
1-32853	DUKE ENERGY CORPORATION (a Delaware corporation) 550 South Tryon Street Charlotte, North Carolina 28202-1803 704-382-3853	20-2777218

1-232	DUKE ENERGY OHIO, INC. (an Ohio corporation) 139 East Fourth Street Cincinnati, Ohio 45202 (704) 382-3853	31-0240030

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 2.06.  Material Impairments.

On February 17, 2014, Duke Energy Corporation (the “Company”) announced that it had initiated a strategic process to exit its Midwest commercial generation business, including the sale of 13 power plants owned or partially owned by Duke Energy Ohio, Inc.  The estimated fair value of this fleet of power plants is below current book value, and therefore, as a result of this announcement, the Company will take an estimated pre-tax impairment charge of $1 billion to $2 billion in the first quarter of 2014.  This impairment charge will be treated as a special item and excluded from the Company’s adjusted diluted earnings per share results.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: February 18, 2014	By:	/s/ Brian D. Savoy
	Name:	Brian Savoy
	Title:	Vice President, Controller and Chief Accounting Officer

DUKE ENERGY OHIO, INC.

Date: February 18, 2014	By:	/s/ Brian D. Savoy
	Name:	Brian Savoy
	Title:	Vice President, Controller and Chief Accounting Officer